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
PARKWAY                                                DIRECT STOCK SERVICES                                          EXHIBIT 99(b)
PROPERTIES, INC.                                     INITIAL INVESTMENT FORM

                                                                   PLEASE ENROLL THIS ACCOUNT AS FOLLOWS:
                                                                   --------------------------------------
                                                                   Check one box only ([X]).
                                                                   If you do not check any box, then FULL
                                                                   DIVIDEND REINVESTMENT will be assumed.
ACCOUNT ADDRESS
                                                                   [ ]   FULL DIVIDEND REINVESTMENT
______________________________________________                           Reinvest all dividends for this account.
Street
                                                                   [ ]   PARTIAL DIVIDEND REINVESTMENT
______________________________________________                           Reinvest dividends on *________ whole shares
City                                                                     and send me the dividends on the remaining
                                                                         shares of record.
______________________________________________                           *Cannot be greater than the total number of
State                    Zip                                             shares that may hereafter be registered in
                                                                         your name and held for you under the plan.

                    (Please print)                                 [ ]   OPTIONAL INVESTMENTS ONLY
                                                                         (Only the dividends on the Plan shares will be
                                                                         reinvested.)
Please provide account mailing address in the                            Under each of the options above, participants may
space above. Complete one of the boxes below                             make voluntary cash investments at any time.
for the exact account registration.                                      TYPE OF SECURITY HELD (check which class(es) of
                                                                         stock to reinvest):
                                                                         ___ COMMON STOCK   ____ PREFERRED STOCK

                 -------------------------------------------------------------------------------------
                                     ACCOUNT LEGAL REGISTRATION (CHOOSE ONE).
                 -------------------------------------------------------------------------------------

----------------------------------------- ----------------------------------------- -------------------------------------
[ ]   SINGLE/JOINT ACCOUNT                [ ]   CUSTODIAL ACCOUNT                   [ ]   TRUST ACCOUNT

________________________________          ________________________________          ___________________________________
Name                                      Custodian's Name                          Trust Name or Beneficiary
________________________________          ________________________________          ___________________________________
Joint Owner (if any)                      Minor's Name                              Trustee Name
________________________________          ________________________________          ___________________________________
Joint Owner (if any)                      Minor's State of Residence                Date of Trust
----------------------------------------- ----------------------------------------- -------------------------------------

SOCIAL SECURITY NUMBER      |  |  |  | - |  |  | - |  |  |  |  |       I hereby warrant that under penalties of perjury,
                                                                       the social security number provided is correct.

SIGNATURE(S)_____________________________________________________________________________________________________________
                                            All Joint Owners Must Sign

                         ________________________
ATTACHED IS A CHECK FOR $                           PLEASE REFER TO THE ENCLOSED PROGRAM DESCRIPTION FOR THE
                                                    MINIMUM/MAXIMUM AMOUNT OF THE INITIAL INVESTMENT.
                         ________________________

PLUS THE ENROLLMENT FEE OF $10.00.
MAKE CHECKS PAYABLE TO HARRIS BANK.
------------------------------------------------------------------------------------------------------------------

NO INTEREST WILL BE PAID ON THE FUNDS HELD PENDING INVESTMENT.
SEE THE REVERSE SIDE FOR AUTOMATIC MONTHLY DEDUCTIONS.

ACCOUNT INFORMATION
-------------------
Joint - Will be presumed to be joint tenants with right of survivorship unless restricted by applicable state law or otherwise indicated. Only one social security number is required.

Custodial - A minor is the beneficial owner of the account
with an adult custodian managing the account until the         PARKWAY PROPERTIES, INC.
minor becomes of age, as specified in the Uniform Gift         C/O SHAREHOLDER COMMUNICATIONS
Transfer to Minors Act in the minor's state of residence.      P.O. BOX 1004
                                                               BOWLING GREEN STATION
Trust - Account is established in accordance with the          NEW YORK, NY 10275-1004
provisions of a trust agreement.

This form, when completed and signed, should be mailed to the address as shown here.

Participation in the Program is subject to the terms as
outlined in the Program description. Participation in the
Program may be terminated at any time by sending written
instructions signed by all registered owners to Harris
Bank at the address listed in the enclosed Program
description. For information, participants may write to
Harris Bank, or call Harris Bank at the telephone number
listed in the enclosed Program description.
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                                      AUTHORIZATION FORM FOR AUTOMATIC MONTHLY DEDUCTIONS
                                ----------------------------------------------------------------
                                COMPLETE THIS PART ONLY IF YOU WANT AUTOMATIC MONTHLY DEDUCTIONS
                                ----------------------------------------------------------------


   I (We) hereby authorize Harris Trust and Savings Bank       1. Indicate the type of account; checking or savings.
to make monthly automatic transfers of funds from              2. Print the ABA number (bank number) from your check or
the checking or savings account in the amount stated              savings deposit slip.
below. This monthly deduction will be used to purchase         3. Print the complete bank account number.
shares for deposit into my (our) account.                      4. Print the name on bank account as it appears on your bank account.
                                                               5. Print the complete name of your financial institution,
                                                                  including the branch name and address.
                                                               6. Amount of automatic monthly deduction: Indicate the monthly
Signature(s)____________________________________                  amount authorized to transfer from your account to purchase additional shares.
            ___________________________________________
                          Daytime                                 Please enclose a copy of A VOID check to verify banking
            Date________  Phone Number_________________           information.

                                                               PLEASE COMPLETE THE INFORMATION ON THE REVERSE SIDE OF
                                                               THIS FORM.

------------------------------------------------------------------------------------------------------------------------------
                                 FILL IN THE INFORMATION BELOW FOR STOCK PURCHASES USING
                                             AUTOMATIC MONTHLY DEDUCTIONS.

Please Print All Items

1.       Type of Account:    [ ]  Checking      [ ]  Savings

2.       |  |  |  |  |  |  |  |  |  |
         ----------------------------
         ABA Number

3.       |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
         -------------------------------------------------------------------------------------------------------------------------
         Bank Account Number

4.       |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
         -------------------------------------------------------------------------------------------------------------------------
         Name on Bank Account

5.       |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
         -------------------------------------------------------------------------------------------------------------------------
         Financial Institution

         |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
         -------------------------------------------------------------------------------------------------------------------------
         Branch Name

         |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
         -------------------------------------------------------------------------------------------------------------------------
         Branch Street Address

         |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
         -------------------------------------------------------------------------------------------------------------------------
         Branch City, State and Zip Code
                                                              FUNDS WILL BE WITHDRAWN FROM YOUR ACCOUNT
6.       $_________________________________                   ON APPROXIMATELY THE 20TH OF EACH MONTH.
         Amount of automatic monthly deduction.

                                    ----------------------------------------------------------------------------------------------
                                       JOHN A. DOE                                                      _____________ 19____
Name on                           {    MARY B. DOE
Bank Account                           123 YOUR STREET                                                                     63-858
                                     ANYWHERE, U.S.A.  12345                                                               ------
                                                                                                                            670

                                     PAY TO THE                                                                ___________________
                                     ORDER OF                                                                 $___________________
                                     -----------------------------------------------------------------------

                                     ___________________________________________________________________________________DOLLARS

                                       BANK OF ANYWHERE
                                       123 MAIN STREET
                                  {  ANYWHERE, U.S.A. 12345
Financial
Institution and                      FOR                                                       SAMPLE (NON-NEGOTIABLE)
Branch                               ------------------------------------------------      -----------------------------------
Information                          |:071000013|:   123456789||

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